UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2017

Minerva Neurosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36517	26-0784194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Trapelo Road Suite 286 Waltham, MA	02451
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (617) 600-7373

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Explanatory Note

On December 11, 2017, Minerva Neurosciences, Inc. (the “Company”) filed a Form 8-K (the “Original Report”) to report the election of Hans Peter Hasler and William Doyle to the Company’s Board of Directors (the “Board”). The Original Report indicated that the Company had not determined the committee or committees of the Board to which Messrs. Hasler and Doyle were expected to be named. Pursuant to Instruction 2 to Item 5.02 of Form 8-K, this Form 8-K/A is filed for the purpose of reporting Mr. Hasler’s appointment by the Board to the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”) and the Compensation Committee of the Board (the “Compensation Committee”) and Mr. Doyle’s appointment by the Board to the Nominating Committee and the Audit Committee of the Board (the “Audit Committee”). Item 5.02(d) of the Original Report is hereby amended as follows:

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	Election of Hans Peter Hasler and William Doyle

On December 13, 2017, Mr. Hasler was appointed by the Board to the Nominating Committee and the Compensation Committee of the Board and Mr. Doyle was appointed by the Board to the Nominating Committee and the Audit Committee of the Board. Mr. Hasler fills a vacant spot on the Compensation Committee. Simultaneous with Messrs. Hasler and Doyle’s appointment to the Nominating Committee, Fouzia Laghrissi-Thode resigned as a member of the Nominating Committee, and simultaneous with Mr. Doyle’s appointment to the Audit Committee, Marc Beer resigned as a member of the Audit Committee.

Mr. Hasler will receive $4,000 annually for his Nominating and Corporate Governance Committee service and $6,000 annually for his Compensation Committee Service, and Mr. Doyle will receive $4,000 annually for his Nominating and Corporate Governance Committee service and $7,500 annually for his Audit Committee service.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERVA NEUROSCIENCES, INC.

By:	/s/ Geoffrey Race
Name:	Geoffrey Race
Title:	Executive Vice President, Chief Financial Officer and Chief Business Officer

Date:    December 15, 2017